SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      Exchange Act of 1934 (Amendment No. )

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                    |X| Soliciting Material Under Rule 14a-12
                |_| Confidential, For Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                                 GOAMERICA, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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previously.  Identify the previous filing by registration  statement  number, or
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

FOR:        GoAmerica, Inc.

CONTACTS:   Investor Relations
            201-996-1717
            investors@goamerica.com

                GOAMERICA RECEIVES EXTENSION THROUGH MAY 2004 OF
             TEMPORARY EXEMPTION FROM NASDAQ'S $1 MINIMUM BID PRICE
                              LISTING REQUIREMENT

                                      * * *

Hackensack, NJ--January 13, 2004-- GoAmerica, Inc. (NASDAQ: GOAM) today announced that it received a notice from the Nasdaq Listing Qualifications Panel extending until May 31, 2004 GoAmerica's temporary exemption from the $1.00 minimum closing bid price per share requirement for continued listing on The Nasdaq SmallCap Market (pursuant to Nasdaq's newly amended Marketplace Rule 4310(c)(8)(D) as approved by the Securities and Exchange Commission (the "SEC") on December 23, 2003).

In providing such additional time, the Nasdaq Listings Qualifications Panel noted that the Company is in compliance with all other Nasdaq listing requirements and that GoAmerica filed a preliminary proxy statement with the SEC on December 24, 2003, pursuant to which the Company will be seeking shareholder approval of, among other things, granting GoAmerica's Board of Directors the discretion to implement a reverse stock split if such action is required to maintain the Company's listing on the Nasdaq SmallCap Market.

The Company has not yet announced the date of a special meeting of stockholders to vote on the matters presented, although it is anticipated that the meeting will be held in mid-February. Stockholders of record as of the close of business on December 31, 2003 will be entitled to receive notice of and vote at such special stockholders meeting. A proxy statement will be mailed to stockholders of record prior to the special meeting.

About GoAmerica

GoAmerica, Inc.'s aim is to improve the quality of life for people who are deaf or hard of hearing by being their premier provider of innovative communication services. These technology-based services are delivered through GoAmerica's wholly owned subsidiaries, including Wynd Communications Corporation, the leading provider of wireless telecommunications services for people with hearing loss. Wynd Communications is a winner of the California Governor's Award for Excellence in Universal Design and Technology and has been recognized by both the Clinton and Bush Administrations for its commitment to Americans with disabilities. For more information, visit www.goamerica.com or contact GoAmerica directly at TTY 800-549-2800, voice 805-781-6000.

The statements contained in this news release that are not based on historical fact -including the statements regarding 2003, 2004 and 2005 revenues and profitability, subscriber metrics, the Company's plans and strategies, market opportunities, anticipated service offerings and other future plans and objectives, are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of forward-looking terminology such as "may", "will", "expect", "estimate", "anticipate", "continue", or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve risks and uncertainties, including, but not limited to: (i) our limited operating history; (ii) our reduced capital resources and need for additional liquidity; (iii) our ability to fund our operating needs through available cash reserves; (iv) our ability to raise additional equity and renegotiate liabilities before our cash resources are fully depleted; (v) the impact on our business from our receiving a "going concern" opinion from our independent auditors; (vi) our ability to successfully implement our strategic alliance with EarthLink; (vii) our dependence on EarthLink to provide billing, customer and technical support to our subscribers; (viii) our ability to respond to the rapid technological change of the wireless data industry and offer new services; (ix) our dependence on wireless carrier networks; (x) our ability to respond to increased competition in the wireless data industry; (xi) our ability to integrate acquired businesses and technologies; (xii) our ability to leverage strategic alliances to generate revenue growth; (xiii) our ability to increase or maintain gross margins, profitability, liquidity and capital resources; (xiv) our ability to manage our remaining operations; and (xv) difficulties inherent in predicting the outcome of regulatory processes. Such risks and others are more fully described in the Risk Factors set forth in our filings with the Securities and Exchange Commission. Our actual results could differ materially from the results expressed in, or implied by, such forward-looking statements. Each reference in this news release to "GoAmerica", the "Company" or "We", or any variation thereof, is a reference to GoAmerica, Inc. and its subsidiaries. "GoAmerica", "Go.Web", "Go.Web Enterprise Server", "Mobile Office", and "OnPrem" are trademarks or service marks of GoAmerica, Inc. "WyndTell", "Deafwireless", and "Deafwireless Superstore" are trademarks or service marks of Wynd Communications Corporation. Other names may be trademarks of their respective owners.

This press release is not a proxy statement and the Board of Directors of the Company is not soliciting any proxy pursuant to this press release. The Board of Directors presently intends to solicit proxies from the Company's stockholders, by filing a proxy statement with the SEC and delivering the proxy statement to the stockholders. If the Board of Directors does so, please read it carefully, because it will contain important information about the Company and the matters that the Board will ask the stockholders to consider and act upon. A description of the interests of the members of the Board of Directors in the Company is set forth in the proxy statement filed by the Company in connection with its December 19, 2003 annual meeting of stockholders.

GoAmerica files reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. The SEC maintains an Internet world wide web site at http://www.sec.gov, that provides access, without charge, to such reports, proxy statements and other information. You can also obtain such reports, proxy statements and other information, without charge, from GoAmerica, by contacting Investor Relations, telephone:
201-996-1717, facsimile: 201-996-1772.

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